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                                                                    Exhibit 10.2













                             PEDIATRIX MEDICAL GROUP

                      AMENDED AND RESTATED CREDIT AGREEMENT



                      Originally Dated as of June 27, 1996
                 As Amended and Restated as of November 1, 2000
                  As Amended and Restated as of August 14, 2001


                           CONSENT AND AMENDMENT NO. 5

                            Dated as of May 13, 2003





                      FLEET NATIONAL BANK, Agent and Lender
          U.s. bank national association, Syndication Agent and Lender
                  HSBC BANK USA, Documentation Agent and Lender

                           CONSENT AND AMENDMENT NO. 5

                    TO AMENDED AND RESTATED CREDIT AGREEMENT

This agreement, dated as of May 13, 2003 (this "CONSENT AND AMENDMENT"), is among Pediatrix Medical Group, Inc., a Florida corporation, the Material Related Entities of Pediatrix Medical Group, Inc. from time to time party hereto, and the Lenders from time to time party hereto including Fleet National Bank, both in its capacity as a Lender and in its capacity as an Agent, U.S. Bank National Association, formerly known as Firstar Bank N.A., both in its capacity as a Lender and in its capacity as Syndication Agent, and HSBC Bank USA, both in its capacity as a Lender and in its capacity as Documentation Agent. The parties agree as follows:

CREDIT AGREEMENT; DEFINITIONS. This Consent and Amendment is granted in connection with and amends the Credit Agreement originally dated as of June 27, 1996, as amended and restated as of November 1, 2000 and as further amended and restated as of August 14, 2001 among the parties hereto (as in effect prior to giving effect to this Consent and Amendment, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement as amended hereby (the "AMENDED CREDIT AGREEMENT") and not otherwise defined herein are used with the meaning so defined.

CONSENT. The Company has stated its desire to acquire, through a wholly-owned subsidiary, 100% of the capital stock of Neo Gen Screening, Inc., a Pennsylvania corporation (the "Corporation"), and 100% of the outstanding partnership interests of Neo Gen Screening, L.P., a Pennsylvania limited partnership (the "Partnership", and together with the Corporation, "Neo Gen Screening"), pursuant to a Letter of Intent dated May 2, 2003, copies of which have been forwarded to each of the Lenders (the "Neo Gen Acquisition"). Notwithstanding the requirements of Section 6.9.4 of the Credit Agreement, the Required Lenders hereby consent to the Neo Gen Acquisition for a total Purchase Price that shall not exceed $34 million of cash consideration.

AMENDMENT OF CREDIT AGREEMENT. Effective upon the date all the conditions set forth in Section 5 hereof are satisfied (the "AMENDMENT DATE"), which conditions must be satisfied no later than the date provided therein, the Credit Agreement is amended as follows:

AMENDMENT OF SECTION 6.2.1. Section 6.2.1 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.2.1 TYPES OF BUSINESS. The Borrowers shall engage only in the business of (a) pediatric, neonatal and perinatal services and related services; and (b) screening newborns and young children for genetic disorders."


REPRESENTATIONS AND WARRANTIES. Each of the Obligors jointly and severally represents and warrants as follows: LEGAL EXISTENCE, ORGANIZATION. Each of the Obligors is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, limited liability company, partnership or otherwise, necessary (a) to enter into and perform this Consent and Amendment and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Obligors has taken all corporate, limited liability company, partnership or other action required to make the provisions of this Consent and Amendment and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

ENFORCEABILITY. Each of the Obligors has duly authorized, executed and delivered this Consent and Amendment. Each of this Consent and Amendment and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Obligors and is enforceable against the Obligors in accordance with its terms.

NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Consent and Amendment, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Consent and Amendment, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

         any breach or termination of any agreement, instrument, deed or lease to which any Obligor is a party or by which it is bound, or of the Charter or By-laws of any Obligor;


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         the violation of any law, judgment, decree or governmental order, rule or regulation applicable to any Obligor;

         the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Obligors; or

         any redemption, retirement or other repurchase obligation of any Obligor under any Charter, By-law, agreement, instrument, deed or lease.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Obligors in connection with the execution, delivery and performance of this Consent and Amendment or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.


DEFAULTS. Immediately before and after giving effect to the consent set forth in
Section 2 hereof and the amendment set forth in Section 3 hereof, no Default will exist.

INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

COMPLIANCE WITH REGULATIONS. The Obligors are in compliance in all material respects with all applicable Legal Requirements, including without limitation the Clinical Laboratory Improvement Amendments of 1988 (CLIA).

CONDITIONS. The effectiveness of this Consent and Amendment shall be subject to the satisfaction of the following conditions that must be satisfied contemporaneously or immediately after the Neo Gen Acquisition or this Consent and Amendment shall terminate:

TRANSACTION DOCUMENTS. Agent shall have received copies of all material transaction documents related to the Neo Gen Acquisition and they shall be reasonably satisfactory to Agent.

OTHER DOCUMENTS. Pursuant to Section 6.9.4(g) of the Credit Agreement, Agent shall have received either (a) a Revolving Note for each Lender and a Joinder Agreement to the Credit Agreement and each other Credit Document in the form of
Exhibit 6.9.4, each executed by the Corporation and the Partnership; or (b) a certificate of a Financial Officer of the Company to the effect that a merger was consummated between the Corporation and the Partnership and an existing Borrower.

PLEDGE OF STOCK. If the Agent is provided with the documents referenced in
Section 5.2(a) of this Consent and Amendment, the Company and other Guarantors pledge the stock (but not more than 66% of the voting stock of a Foreign Subsidiary) of the Corporation.

NON-CONTEMPORANEOUS CONDITIONS. The effectiveness of this Consent and Amendment shall also be subject to the satisfaction of the following condition, which must be satisfied within five days of the closing of the Neo Gen Acquisition:
DOCUMENTS REGARDING SECURITY INTEREST. Agent shall have received such financing statements, mortgages and other documentation as the Agent shall request to attach a security interest to the assets of Neo Gen Screening and to perfect such security interest.

FURTHER ASSURANCES. Each of the Obligors will, promptly upon the request of the Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Consent and Amendment.

GENERAL. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Consent and Amendment, the Amended Credit Agreement, the Assignment and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or




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oral. Each of this Consent and Amendment and the Amended Credit Agreement is a
Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Consent and Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]




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         IN WITNESS WHEREOF, each of the undersigned has duly executed this
Consent and Amendment (or caused this Consent and Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first written above.


                         PEDIATRIX MEDICAL GROUP, INC. (Florida)


                         By: /s/ KARL B. WAGNER
                             ---------------------------------------------------
                             Karl B. Wagner, Chief Financial Officer


                         ALASKA NEONATOLOGY ASSOCIATES, INC.
                         AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
                         DES MOINES PERINATAL CENTER, P.C.
                         FOOTHILL MEDICAL GROUP, INC.
                         FORT WORTH NEONATAL ASSOCIATES, P.A.
                         OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL
                              CORPORATION
                         MAGELLA HEALTHCARE GROUP, L.P.
                         MAGELLA MEDICAL ASSOCIATES, P.A.
                         MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
                         MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
                         MAGELLA MEDICAL GROUP, INC. (d/b/a MAGELLA
                              MEDICAL GROUP, A MEDICAL CORPORATION)
                         MAGELLA NEVADA, LLC
                         MAGELLA TEXAS, LLC
                         MARCIA J. PERNOLL, M.D. PROF. CORP. d/b/a OBSTETRIX
                              MEDICAL GROUP OF NEVADA, LTD.
                         MOUNTAIN STATES NEONATOLOGY, INC.
                         NEONATAL AND PEDIATRIC INTENSIVE CARE
                              MEDICAL GROUP, INC.
                         NEONATOLOGY ASSOCIATES, P.A.
                         NEONATOLOGY-CARDIOLOGY ASSOCIATES, P.A.
                         NEWBORN SPECIALISTS, P.C.
                         OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
                         OBSTETRIX MEDICAL GROUP OF KANSAS AND
                              MISSOURI, P.A.
                         OBSTETRIX MEDICAL GROUP OF TEXAS, P.A.
                         OZARK NEONATAL ASSOCIATES, INC.


                         By: /s/ KARL B. WAGNER
                             ---------------------------------------------------
                             Karl B. Wagner, Attorney-in-Fact



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                         PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
                         PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A
                         PROFESSIONAL CORPORATION
                         PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
                         PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
                         PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
                         PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
                         PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
                         PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.
                         PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C. PEDIATRIX MEDICAL GROUP OF TEXAS, P.A. PEDIATRIX MEDICAL GROUP NEONATOLOGY AND
                              PEDIATRIC INTENSIVE CARE SPECIALISTS
                              OF NEW YORK, P.C.
                         PEDIATRIX MEDICAL GROUP
                         PEDIATRIX OF MARYLAND, P.A.
                         PERINATAL PEDIATRICS, P.A.
                         PERNOLL MEDICAL GROUP OF NEVADA, LTD.
                              d/b/a PEDIATRIX MEDICAL GROUP OF NEVADA
                         SAVANNAH NEONATOLOGY, INC.
                         ST. JOSEPH NEONATOLOGY CONSULTANTS, P.A.
                         TEXAS MATERNAL FETAL MEDICINE, P.A.


                         By: /s/ KARL B. WAGNER
                             ---------------------------------------------------
                             Karl B. Wagner, Attorney-in-Fact



                         PEDIATRIX MEDICAL GROUP OF OHIO CORP.


                         By: /s/ KARL B. WAGNER
                             ---------------------------------------------------
                             Karl B. Wagner, Secretary



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                         ASSOCIATES IN NEONATOLOGY, INC.
                         BNA ACQUISITION COMPANY, INC.
                         CENTRAL OKLAHOMA NEONATOLOGY
                              ASSOCIATES, INC.
                         FLORIDA REGIONAL NEONATAL ASSOCIATES, P.A.
                         GNPA ACQUISITION COMPANY, INC.
                         MAGELLA HEALTHCARE CORPORATION
                         MNPC ACQUISITION COMPANY, INC.
                         NACF ACQUISITION COMPANY, INC.
                         NEONATAL SPECIALISTS, LTD.
                         NSPA ACQUISITION COMPANY, INC.
                         OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
                         OBSTETRIX MEDICAL GROUP OF DELAWARE, INC.
                         OBSTETRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C. OBSTETRIX MEDICAL GROUP OF
                              WASHINGTON, INC., P.S.
                         OBSTETRIX MEDICAL GROUP, INC.
                         PALM BEACH NEO ACQUISITIONS, INC.
                         PASCV ACQUISITION COMPANY, INC.
                         PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
                         PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
                         PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
                         PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A. PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C. PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S. PEDIATRIX MEDICAL GROUP, INC. (Utah)
                         PEDIATRIX MEDICAL GROUP, P.A.
                         PEDIATRIX MEDICAL GROUP, P.C. (Virginia)
                         PEDIATRIX MEDICAL GROUP, P.C. (West Virginia)
                         PMG ACQUISITION CORP.
                         PNA ACQUISITION CO., INC.
                         RPNA ACQUISITION COMPANY, INC.
                         SCPMC ACQUISITION CO.
                         SNCA ACQUISITION COMPANY, INC.


                         By: /s/ KARL B. WAGNER
                             ---------------------------------------------------
                             Karl B. Wagner, Treasurer



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                              FLEET NATIONAL BANK


                              By: /s/ GINGER STOLZENTHALER
                                  ---------------------------------------
                                  Ginger Stolzenthaler, Managing Director



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                         U.S. BANK NATIONAL ASSOCIATION


                         By: /s/ WALKER S. CHOPPIN
                             ---------------------------------------------------
                             Walker S. Choppin, Senior Vice President



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                         HSBC BANK USA


                         By: /s/ JOSE M. CRUZ
                             ---------------------------------------------------
                             Jose M. Cruz, Senior Vice President



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                         UBS AG, STAMFORD BRANCH


                         By: /s/ WILFRED V. SAINT
                             ---------------------------------------------------
                             Wilfred V. Saint, Associate Director
                             Banking Products Services, US



                         By: /s/ SUSAN BRUNNER
                             ---------------------------------------------------
                             Susan Brunner, Associate Director
                             Banking Products Services, US



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                         THE INTERNATIONAL BANK OF MIAMI, N.A.


                         By: /s/ EDUARDO HORNERO
                             ---------------------------------------------------
                             Eduardo Hornero, Vice President



                         By: /s/ JORGE MAKLOUF
                             ---------------------------------------------------
                             Jorge Maklouf, Senior Vice President





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